Liquidity Condition and Going Concern	6 Months Ended
Jun. 30, 2024
Liquidity Condition and Going Concern [Abstract]
LIQUIDITY CONDITION AND GOING CONCERN

3. LIQUIDITY CONDITION AND GOING CONCERN

As of June 30, 2024 and December 31, 2023, the Company had working capital deficits of approximately $48.8 million and $86.4 million, respectively. This condition raised substantial doubt about the Company’s ability to continue as a going concern.

The Company’s liquidity is based on its ability to generate cash from operating activities and obtain financing from investors to fund its general operations and capital expansion needs. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenue while controlling operating cost and expenses to generate positive operating cash flows and obtain financing from outside sources.

As of August 19, 2024, the Company launched six production lines and had cash of approximately $23.0 million, which is placed with financial institutions and is unrestricted as to withdrawal or use. In addition, the Company expected to raise funds from banks and related parties to support its operating activities. On April 26, 2023, the Company entered into a three-year bank credit facility with Joint Stock Commercial Bank for Investment and Development of Vietnam (“BIDV”), under which the Company can draw-down up to $90 million by April 25, 2026. As of August 19, 2024, the Company has drawn down approximately $22.4 million from BIDV and had unused credit facility of approximately $67.6 million. On January 31, 2024, the Company entered into a revolving bank credit facility with BIDV, under which the Company can draw-down up to $100 million by January 30, 2025. The Company expected to renew the revolving bank credit facility with BIDV upon maturity. Each loan is repayable in five months from its borrowing. As of August 19, 2024, the Company has drawn down approximately $37.0 million from BIDV and has unused credit facility of approximately $63.0 million.

The Company believes that the current cash and anticipated cash flows from operating and financing activities will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the Company’s accompanying unaudited condensed consolidated financial statements. Management believes that it is probable that the above plans can be effectively implemented, and it is probable that such plans will mitigate the conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern. The Company has prepared the unaudited condensed consolidated financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity. Management cannot provide any assurance that the Company will raise additional capital if needed.